                                                 EXHIBIT 4(b)

        -----GOLDEN
      --------AMERICAN                      DEFERRED COMBINATION
    ----------LIFE INSURANCE                VARIABLE AND FIXED
       -------COMPANY                       ANNUITY CERTIFICATE

Golden American is a stock company domiciled in Delaware.
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Contractholder                                  Group Contract Number      |
| GOLDEN INVESTORS TRUST                          G000012-OE                 |
|----------------------------------------------------------------------------|
| Annuitant            Owner                                                 |
| [THOMAS J. DOE]      [JOHN Q. DOE]                                         |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


  In this Certificate you or your refers to the Owner shown above. We, our or us refers to Golden American Life Insurance Company. You may allocate this Certificate's Accumulation Value among the Variable Separate Account, the General Account and the Fixed Account shown in the Schedule.
  This Certificate describes the benefits and provisions of the group contract. The group contract, as issued to the Contractholder by us with any Riders or Endorsements, alone makes up the agreement under which benefits are paid. The group contract may be inspected at the office of the Contractholder. in consideration of any application for this Certificate and the payment of premiums, we agree, subject to the terms and conditions of the group contract, to provide the benefits described in this Certificate to the Owner. The Annuitant under this Certificate must be eligible under the terms of the group contract. If the group contract and this Certificate are in force, we will make income payments to the Owner starting on the Annuity Commencement Date as shown in the Schedule. If the Owner dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. The amount of such benefit is subject to the terms of this Certificate.
  The benefits of the Certificate will be paid according to the provisions of the Certificate and group contract.
  RIGHT TO EXAMINE CERTIFICATE:  YOU MAY RETURN THIS CERTIFICATE TO US
OR THE AGENT THROUGH WHOM YOU PURCHASED IT WITHIN 10 DAYS AFTER YOU RECEIVE IT. IF SO RETURNED, WE WILL TREAT THE CERTIFICATE AS THOUGH IT WERE NEVER ISSUED. UPON RECEIPT WE WILL PROMPTLY REFUND THE ACCUMULATION VALUE, ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, PLUS ANY CHARGES WE HAVE DEDUCTED AS OF THE DATE THE RETURNED CERTIFICATE IS RECEIVED BY US.
  ALL PAYMENTS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE, DEPENDING ON THE CERTIFICATE'S INVESTMENT RESULTS. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY CAUSE SUCH PAYMENTS AND VALUES TO INCREASE OR DECREASE.



Customer Service Center             Secretary: /s/ Myles R. Tashman
1475 Dunwoody Drive
West Chester, PA  19380             President: /s/ Barnett Chernow


------------------------------------------------------------------------------
DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CERTIFICATE - NO DIVIDENDS Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial
Withdrawal Option. Non-participating. Investment results reflected in values.

GA-CA-1058

                          CERTIFICATE CONTENTS
------------------------------------------------------------------------------


THE SCHEDULE                                      YOUR CERTIFICATE
                                                        BENEFITS.......14

     Payment and Investment Information... 3A       Cash Value Benefit
     The Variable Separate Accounts....... 3B       Partial Withdrawal Option
     The General Account.................. 3C       Proceeds Payable to
     Certificate Facts.................... 3D           the Beneficiary
     Charges and Fees..................... 3E
     Income Plan Factors.................. 3F     CHOOSING AN INCOME
                                                        PLAN...........16

IMPORTANT TERMS .......................... 4

INTRODUCTION TO THIS CERTIFICATE.........  6        Annuity Benefits
                                                    Annuity Commencement Date
                                                        Selection
     The Certificate                                Frequency Selection
     The Owner                                      The Income Plan
     The Annuitant                                  The Annuity Options
     The Beneficiary                                Payment When Named Person
     Change of Owner or Beneficiary                     Dies

                                                  OTHER IMPORTANT
                                                        INFORMATION....18
PREMIUM PAYMENTS AND ALLOCATION CHANGES... 8
                                                    Sending Notice to Us
     Initial Premium Payment                        Reports to Owner
     Additional Premium Payment Option              Assignment - Using this
     Your Right to Change Allocation of                 Certificate as
         Accumulation Value                             Collateral Security
     What Happens if a Variable                     Changing this Certificate
         Separate Account                           Certificate Changes -
         Division is Not Available                      Applicable Tax Law
                                                    Misstatement of Age or Sex
                                                    Non-Participating
HOW WE MEASURE THE CERTIFICATE'S                    Payments We May Defer
 ACCUMULATION VALUE....................... 9        Authority to Make Agreements
                                                    Required Note on Our
                                                        Computations
     The Variable Separate Accounts
     The General Account
     Valuation Period
     Accumulation Value
     Accumulation Value in each Division
     Measurement of Investment Experience
     Charges Deducted from Accumulation Value on each Certificate Processing Date


       Copies of any additional Riders and Endorsements are at the back of this Certificate.

      THE SCHEDULE

       The Schedule gives specific facts about this Certificate and its coverage. Please refer to the Schedule while reading this Certificate.

GA-CA-1058                          2

                              THE SCHEDULE
                   PAYMENT AND INVESTMENT INFORMATION
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Contractholder                                 Group Contract Number       |
| GOLDEN INVESTORS TRUST                         G000012-OE                  |
|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Annuitant's Issue Age    Annuitant's Sex       Owner's Issue Age           |
| [55]                     [MALE]                [35]                        |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Certificate Date         Issue Date            Residence Status            |
| [JANUARY 1, 1994]        [JANUARY 1, 1994]     DELAWARE                    |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


INITIAL INVESTMENT

    Initial Premium Payment received:            [$10,000]

    Your initial Accumulation Value has been invested as follows:

                                               Percentage of
                 Divisions                   Accumulation Value
            [Multiple Allocation                    10%
               Fully Managed                        10%
            Capital Appreciation                    10%
              Rising Dividends                      10%
                 All-Growth                         10%
                Real Estate                         10%
                Hard Assets                          5%
              Emerging Markets                       5%
              Limited Maturity                       5%
                    Bond                             5%
                Liquid Asset                         5%
                Value Equity                         5%
              Strategic Equity                       5%
               Managed Global                       5%]
            Fixed Allocation - 1
                    Year
          -----------------------         -----------------------
                   Total                            100%
                   =====                            ====


ADDITIONAL PREMIUM PAYMENT INFORMATION

    [We will accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85. The minimum additional payment which may be made is [$500.00].]

    [In no event may you contribute to your IRA for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional payment which may be made is [$250.00].]

GA-CA-1058                          3A1

                              THE SCHEDULE
             PAYMENT AND INVESTMENT INFORMATION (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Annuitant's Issue Age    Annuitant's Sex       Owner's Issue Age           |
| [55]                     [MALE]                [35]                        |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Certificate Date         Issue Date            Residence Status            |
| [JANUARY 1, 1994]        [JANUARY 1, 1994]     DELAWARE                    |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


ACCUMULATION VALUE ALLOCATION RULES

    The maximum number of Divisions in which you may be invested at any one time is [sixteen]. You are allowed unlimited allocation changes per Certificate Year without charge. We reserve the right to impose a charge for any allocation change in excess of [twelve] per Certificate Year.
    The Excess Allocation Charge is shown in the Schedule. Allocations into and out of the Guaranteed Interest Divisions are subject to restrictions (see General Account).

ALLOCATION CHANGES BY TELEPHONE

    You may request allocation changes by telephone during our telephone request business hours. You may call our Customer Service Center at 1-800-366-0066 to make allocation changes by using the personal identification number you will receive. You may also mail any notice or request for allocation changes to our Customer Service Center at the address shown on the cover page.

GA-CA-1058                          3A2

                              THE SCHEDULE
                     THE VARIABLE SEPARATE ACCOUNTS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

DIVISIONS INVESTING IN SHARES OF A MUTUAL FUND
    Separate Account B (the "Account") is a unit investment trust Separate Account, organized in and governed by the laws of the State of Delaware, our state of domicile. The Account is divided into Divisions. Each Division listed below invests in shares of the mutual fund portfolio (the "Series") designated. Each portfolio is a part of The GCG Trust managed by Directed Services, Inc.


      SERIES                             SERIES
      ------                             ------
      [Multiple Allocation               Real Estate
      Fully Managed                      Hard Assets
      Value Equity                       Emerging Markets
      Small Cap                          Limited Maturity Bond
      Capital Appreciation               Liquid Assets
      Rising Dividend                    Strategic Equity
      Capital Growth                     Managed Global
      Developing World                   Global Fixed Income
      Large Cap Value                    Total Return
      Growth                             All-Cap
      Mid-Cap Growth                     Investors
      Research                           Equity Income]

GA-CA-1058                          3B

                              THE SCHEDULE
                           THE GENERAL ACCOUNT
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


GENERAL ACCOUNT

    [Guaranteed Interest Division
    A Guaranteed Interest Division provides an annual minimum interest rate of 3%. At our sole discretion, we may periodically declare higher interest rates for specific Guarantee Periods. Such rates will apply to periods following the date of declaration. Any declaration will be by class and will be based on our future expectations.

    Limitations of Allocations
    We reserve the right to restrict allocations into and out of the General Account. Such limits may be dollar restrictions on allocations into the General Account or we may restrict reallocations into the General Account.

    Transfers from a Guaranteed Interest Division
    We currently require that an amount allocated to a Guarantee Period not be transferred until the Maturity Date, except pursuant to our published rules. We reserve the right not to allow amounts previously transferred from a Guaranteed Interest Division to the Variable Separate Account Divisions or to a Fixed Allocation to be transferred back to a Guaranteed Interest Division for a period of at least six months from the date of transfer.]

GA-CA-1058                          3C

                              THE SCHEDULE
                            CERTIFICATE FACTS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

CERTIFICATE FACTS

    Certificate Processing Date
    The Certificate Processing Date for your Certificate is [April 1] of each year.

    Specially Designated Divisions
    When a distribution is made from an investment portfolio underlying a Variable Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

    The maximum amount that can be withdrawn each Certificate Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

    Conventional Partial Withdrawals

    Minimum Withdrawal Amount:         $100.

    Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

    Systematic Partial Withdrawals
    Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

    Minimum Withdrawal Amount:         $100.
    Maximum Withdrawal Amount:

      Variable Separate Account Divisions: 1.25% monthly, 3.75% quarterly or
                                  15% annually of Accumulation Value.
      Fixed Allocations and
      Guaranteed Interest Divisions:  Interest earned on a Fixed Allocation or
                                  Guaranteed Interest Division for the prior month, quarter or year (depending on the frequency selected).

    Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment.

    [IRA Partial Withdrawals for Qualified Plans Only
    IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.]

GA-CA-1058                          3D1

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

DEATH BENEFITS

    The Death Benefit is the greatest of (i) , (ii) ,and (iii), below, where:
    (i)  the Accumulation Value;
    (ii) the Guaranteed Death Benefit;
    (iii)     the Cash Surrender Value;

    Guaranteed Death Benefit

    On the Certificate Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the guaranteed Death Benefit is calculated as follows:

      (1)  Start with the Guaranteed Death Benefit from the prior Valuation
         Date;
      (2) Add any additional premiums paid during the current Valuation Period to (1);
      (3) Subtract any Prorata Partial Withdrawal Adjustments for any Partial Withdrawal made during the current Valuation Period from (2).

PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

    For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a death benefit component for a partial withdrawal is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn, (2) is the Accumulation Value immediately prior to withdrawal, and (3) is the amount of the applicable death benefit component immediately prior to the withdrawal.

CHANGE OF OWNER

    A change of Owner will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the Owner's or the oldest of multiple owners' attained age at the time of the change is less than [86], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply.

    If any owner's or oldest multiple owners attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit will then be the cash surrender value.

GA-CA-1058                          3D2

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


SPOUSAL CONTINUATION UPON DEATH OF OWNER

    If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
     (a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Assets division, or its successor.
     (b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

    This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions if this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

    Required Date of Annuity Commencement
    [Distributions from a Certificate funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

    The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's [90]th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

    Minimum Annuity Income Payment
    The minimum monthly annuity income payment that we will make is [$20].

    Optional Benefit Riders - [None.]


GA-CA-1058                          3D3

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

ATTAINED AGE

    The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

FIXED ACCOUNT

    Minimum Fixed Allocation
    The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

    Minimum Guaranteed Interest Rate - [3%.]

    Guarantee Periods
    We currently offer Guarantee Periods of [1,2,3,4,5,6,7,8,9 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

    Index Rate
    The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

    We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-CA-1058                          3D4

                              THE SCHEDULE
                            CHARGES AND FEES
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


DEDUCTIONS FROM PREMIUMS

    [None.]

DEDUCTIONS FROM ACCUMULATION VALUE

    Initial Administrative Charge
    [None.]

    Administrative Charge
    [None]

    Excess Allocation Charge
    Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

    [Premium Taxes
    We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

    We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

    Deductions from the Divisions
    Mortality and Expense Risk Charge - We deduct a charge from the assets in each separate account division on a daily basis at a rate of [0.000961%] (equivalent to an annual rate of [0.35%]) for mortality and expense risks. The charge is not deducted from the fixed account or general account accumulation values.

    Asset Based Administrative Charge - We deduct [0.000411%] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account values.

CHARGE DEDUCTION DIVISION

    All charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].

GA-CA-1058                          3E

                              THE SCHEDULE
                           INCOME PLAN FACTORS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


    Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

       Fixed                   Fixed                   Fixed
      Period    Monthly       Period    Monthly       Period    Monthly
    of Years     Income     of Years     Income     of Years     Income


      [5         17.95         14         7.28         23         5.00
       6         15.18         15         6.89         24         4.85
       7         13.20         16         6.54         25         4.72
       8         11.71         17         6.24         26         4.60
       9         10.56         18         5.98         27         4.49
       10         9.64         19         5.74         28         4.38
       11         8.88         20         5.53         29         4.28
       12         8.26         21         5.33         30         4.19]
       13         7.73         22         5.16



                            TABLE FOR INCOME FOR LIFE

                    Male/Female         Male/Female         Male/Female
    Age                10 Years            20 Years              Refund
                        Certain             Certain             Certain


    [50              $4.06/3.83          $3.96/3.77          $3.93/3.75
    55                4.43/4.14           4.25/4.05           4.25/4.03
    60                4.90/4.56           4.57/4.37           4.66/4.40
    65                5.51/5.10           4.90/4.73           5.12/4.83
    70                6.26/5.81           5.18/5.07           5.76/5.42
    75                7.11/6.70           5.38/5.33           6.58/6.19
    80                7.99/7.70           5.48/5.46           7.69/7.21
    85                8.72/8.59           5.52/5.51           8.72/8.59
    90                9.23/9.18           5.53/5.53         10.63/10.53]

GA-CA-1058                          3F

                             IMPORTANT TERMS
------------------------------------------------------------------------------

ACCUMULATION VALUE - The amount that a Certificate provides for investment at any time. Initially, this amount is equal to the premium paid.

ANNUITANT - The person designated by the Owner to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE - For each Certificate, the date on which
  Annuity Payments begin.

ANNUITY OPTIONS - Options the Owner selects that determine the form and amount of annuity payments.

ANNUITY PAYMENT - The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

ATTAINED AGE - The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

BENEFICIARY - The person designated to receive benefits in the case of the death of the Owner.

BUSINESS DAY - Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of federal holidays, or any day on which the Securities and Exchange Commission ("SEC") requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE - The amount the Owner receives upon surrender of the Certificate.

CERTIFICATE ANNIVERSARY - The anniversary of the Certificate Date.

CERTIFICATE DATE - The date we received the initial premium and upon which we begin determining the Certificate values. It may not be the same as the Certificate Issue Date. This date is used to determine Certificate months, processing dates, years, and anniversaries.

CERTIFICATE ISSUE DATE - The date the Certificate is issued at our Customer Service Center.

CERTIFICATE PROCESSING DATES - The days when we deduct certain charges from the Accumulation Value. If the Certificate Processing Date is not a Valuation Date, it will be on the next succeeding Valuation date. The Certificate Processing Date will be on the Certificate Anniversary of each year.

CERTIFICATE PROCESSING PERIOD - The period between successive Certificate
  Processing Dates unless it is the first Certificate Processing Period. In that case, it is the period from the Certificate Date to the first Certificate Processing Date.

CERTIFICATE YEAR - The period between Certificate Anniversaries.

CHARGE DEDUCTION DIVISION - The Division from which all charges are deducted if so designated or elected by the Owner.

CONTINGENT ANNUITANT - The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ISSUE DATE - The date the group contract is issued at our Customer Service Center.

CONTRACTHOLDER - the entity to whom the group contract is issued.

GA-CA-1058                          4

------------------------------------------------------------------------------

EXPERIENCE FACTOR - The factor which reflects the investment experience of the portfolio in which a Variable Separate Account Division invests and also reflects the charges assessed against the Division for a Valuation Period.

FIXED ACCOUNT - This is the Separate Account established to support Fixed
  Allocations.

FIXED ALLOCATION - An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED DEATH BENEFIT INTEREST RATE - The annual rate at which the
  Guaranteed Death Benefit is calculated, if applicable.

GUARANTEE PERIOD - The period of years a rate of interest is guaranteed to be credited to a Fixed Allocation or allocations to a Guaranteed Interest Division.

GUARANTEED INTEREST DIVISION - An investment option available in the General Account, an account which contains all of our assets other than those held in our Separate Accounts.

GUARANTEED INTEREST RATE - The effective annual interest rate which we will credit for a specified Guarantee Period.

GUARANTEED MINIMUM INTEREST RATE - The minimum interest rate which can be declared by us for Fixed Allocations or allocations to a Guaranteed Interest Division.

INDEX OF INVESTMENT EXPERIENCE - The index that measures the performance of a Variable Separate Account Division.

INITIAL PREMIUM - The payment amount required to put each Certificate in effect.

ISSUE AGE - The Annuitant's or Owner's age on the last birthday on or before the Certificate Date.

MARKET VALUE ADJUSTMENT - A positive or negative adjustment to a Fixed
  Allocation. It may apply if all or part of a Fixed Allocation is withdrawn, transferred, or applied to an Annuity Option prior to the end of the Guarantee Period.

MATURITY DATE - The date on which a Guarantee Period matures.

OWNER - The person who owns a Certificate and is entitled to exercise all rights of the Certificate. This person's death also initiates payment of the death benefit.

RIDERS - Riders add provisions or change the terms of the Certificate.

SPECIALLY DESIGNATED DIVISION - Distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated to this Division unless you specify otherwise.

VALUATION DATE - The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD - Each business day together with any non-business days before it.

VARIABLE SEPARATE ACCOUNT DIVISION - An investment option available in the Variable Separate Account shown in the Schedule.

GA-CA-1058                          5

                    INTRODUCTION TO THIS CERTIFICATE
------------------------------------------------------------------------------

THE CERTIFICATE

     This is a legal Certificate between you and us. We provide benefits as stated in this Certificate. In return, you supply us with the Initial Premium Payment required to put this Certificate in effect.

     This Certificate, together with any Riders or Endorsements, constitutes the entire Certificate. Riders and Endorsements add provisions or change the terms of the basic Certificate.

THE OWNER

     You are the Owner of this Certificate. You are also the Annuitant unless another Annuitant has been named by you and is shown in the Schedule. You have the rights and options described in this Certificate, including but not limited to the right to receive the Annuity Benefits on the Annuity Commencement Date.

     One or more people may own this Certificate. If there are multiple Owners named, the age of the oldest Owner will be used to determine the applicable death benefit. In the case of a sole Owner who dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit then due. If the sole Owner is not an individual, we will treat the Annuitant as Owner for the purpose of determining when the Owner dies under the death benefit provision (if there is no Contingent Annuitant), and the Annuitant's age will determine the applicable death benefit payable to the Beneficiary. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Certificate dying prior to the Annuity Commencement Date, the surviving Owner(s) will be deemed as the Beneficiary(ies).

THE ANNUITANT

     The Annuitant is the measuring life of the Annuity Benefits provided under this Certificate. You may name a Contingent Annuitant. The Annuitant may not be changed during the Annuitant's lifetime.

     If the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant becomes the Annuitant. You will be the Contingent Annuitant unless you name someone else. The Annuitant must be a natural person. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as an Annuitant. If all Owners are not individuals and, through the operation of this provision, an Owner becomes Annuitant, we will pay the death proceeds to the Beneficiary. If there are joint Owners, we will treat the youngest of the Owners as the Contingent Annuitant designated, unless you elect otherwise.

THE BENEFICIARY

     The Beneficiary is the person to whom we pay death proceeds if any Owner dies prior to the Annuity Commencement Date. See Proceeds Payable to the Beneficiary for more information. We pay death proceeds to the primary Beneficiary (unless there are joint Owners in which case the death benefit proceeds are payable to the surviving Owner). If the primary Beneficiary dies before the Owner, the death proceeds are paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death proceeds to the Owner's estate.

GA-CA-1058                          6


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

              INTRODUCTION TO THIS CERTIFICATE (continued)
------------------------------------------------------------------------------

    One or more persons may be named as primary Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, we will assume any death proceeds are to be paid in equal shares to the surviving Beneficiaries. You can specify other than equal shares.

    You have the right to change Beneficiaries, unless you designate the primary Beneficiary irrevocable. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise the rights and options under this Certificate.

CHANGE OF OWNER OR BENEFICIARY

    During your lifetime and while this Certificate is in effect you can transfer ownership of this Certificate or change the Beneficiary. To make any of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A Change of Owner may affect the amount of death benefit payable under this Certificate. See Proceeds Payable to Beneficiary.

GA-CA-1058                          7

                 PREMIUM PAYMENTS AND ALLOCATION CHARGES
------------------------------------------------------------------------------

INITIAL PREMIUM PAYMENT

    The Initial Premium Payment is required to put this Certificate in effect. The amount of the Initial Premium Payment is shown in the Schedule.

ADDITIONAL PREMIUM PAYMENT OPTION

    You may make additional premium payments under this Certificate after the end of the Right to Examine period. Restrictions on additional premium payments, such as the Attained Age of the Annuitant or Owner and the timing and amount of each payment, are shown in the Schedule. We reserve the right to defer acceptance of or to return any additional premium payments.

    As of the date we receive and accept your additional premium payment:

         (1) The Accumulation Value will increase by the amount of the premium payment less any premium deductions as shown in the Schedule.
         (2) The increase in the Accumulation Value will be allocated among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in accordance with your instructions. If you do not provide such instructions, allocation will be among the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account in proportion to the amount of Accumulation Value in each Division or Fixed Allocation.

    Where to Make Payments
    Remit the premium payments to our Customer Service Center at the address shown on the cover page. On request we will give you a receipt signed by our treasurer.

YOUR RIGHT TO CHANGE ALLOCATION OF ACCUMULATION VALUE

    You may change the allocation of the Accumulation Value among the Divisions and Fixed Allocations after the end of the Right to Examine period. The number of free allocation changes each year that we will allow is shown in the Schedule. To make an allocation change, you must provide us with satisfactory notice at our Customer Service Center. The change will take effect when we receive the notice. Restrictions for reallocation into and out of Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account are shown in the Schedule. An allocation from the Fixed Account may be subject to a Market Value Adjustment. See the Schedule.

WHAT HAPPENS IF A VARIABLE SEPARATE ACCOUNT DIVISION IS NOT AVAILABLE

    When a distribution is made from an investment portfolio supporting a unit investment trust Separate Account Division in which reinvestment is not available, we will allocate the distribution to the Specially Designated Division shown in the Schedule unless you specify otherwise.

    Such a distribution may occur when an investment portfolio or Division matures, when distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities, or for other reasons. When this occurs because of maturity, we will send written notice to you thirty days in advance of such date. To elect an allocation to other than the Specially Designated Division shown in the Schedule, you must provide satisfactory notice to us at least seven days prior to the date the investment matures. Such allocations will not be counted as an allocation change of the Accumulation Value for purposes of the number of free allocations permitted.

GA-CA-1058                          8

           HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE
------------------------------------------------------------------------------

    The variable Annuity Benefits under this Certificate are provided through investments which may be made in our Separate Accounts.

THE VARIABLE SEPARATE ACCOUNTS

    These accounts, which are designated in the Schedule, are kept separate from our General Account and any other Separate Accounts we may have. They are used to support Variable Annuity Certificates and may be used for other purposes permitted by applicable laws and regulations. We own the assets in the Separate Accounts. Assets equal to the reserves and other liabilities of the accounts will not be charged with liabilities that arise from any other business we conduct; but, we may transfer to our General Account assets which exceed the reserves and other liabilities of the Variable Separate Accounts. Income and realized and unrealized gains or losses from assets in these Variable Separate Accounts are credited to or charged against the account without regard to other income, gains or losses in our other investment accounts.

    The Variable Separate Account will invest in mutual funds, unit investment trusts and other investment portfolios which we determine to be suitable for this Certificate's purposes. The Variable Separate Account is treated as a unit investment trust under Federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. The Variable Separate Account is also governed by state law as designated in the Schedule. The trusts may offer non-registered series.

    Variable Separate Account Divisions
    A unit investment trust Separate Account includes Divisions, each investing in a designated investment portfolio. The Divisions and the investment portfolios designated may be managed by a separate investment adviser. Such adviser may be registered under the Investment Advisers Act of 1940.

    Changes within the Variable Separate Accounts
    We may, from time to time, make additional Variable Separate Account Divisions available to you. These Divisions will invest in investment portfolios we find suitable for the group contract. We also have the right to eliminate Divisions from a Variable Separate Account, to combine two or more Divisions or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio or Division no longer suits the purpose of the group contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio or Division is no longer available for investment, or for some other reason. We may get prior approval from the insurance department of our state of domicile before making such a substitution.
    We will also get any required approval from the SEC and any other required approvals before making such a substitution.

    Subject to any required regulatory approvals, we reserve the right to transfer assets of the Variable Separate Account which we determine to be associated with the class of contracts to which the group contract belongs, to another Variable Separate Account or Division.

    When permitted by law, we reserve the right to:
         (1) deregister a Variable Separate Account under the Investment Company Act of 1940;
         (2) operate a Variable Separate Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;
         (3) operate a Variable Separate Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed Variable Separate Account;
         (4) restrict or eliminate any voting rights of Owners, or other persons who have voting rights to a Variable Separate Account; and,
         (5) combine a Variable Separate Account with other Variable Separate Accounts.

GA-CA-1058                          9


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

     HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE (continued)
------------------------------------------------------------------------------

THE GENERAL ACCOUNT

    The General Account contains all assets of the Company other than those in the Separate Accounts we establish. The Guaranteed Interest Divisions available for investment are shown in the Schedule. We may, from time to time, offer other Divisions where assets are held in our General Account.

VALUATION PERIOD

    Each Division and Fixed Allocation will be valued at the end of each Valuation Period on a Valuation Date. A Valuation Period is each Business Day together with any non-Business Days before it. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading, and the SEC requires mutual funds, unit investment trusts, or other investment portfolios to value their securities.

ACCUMULATION VALUE

    The Accumulation Value of this Certificate is the sum of the amounts in each of the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account. You select the Divisions of the Variable Separate Account and General Account and allocations to the Fixed Account to which to allocate the Accumulation Value. The maximum number of Divisions and Fixed Allocations to which the Accumulation Value may be allocated at any one time is shown in the Schedule.

ACCUMULATION VALUE IN EACH DIVISION AND FIXED ALLOCATION

    On the Certificate Date
    On the Certificate Date, the Accumulation Value is allocated to each Division and Fixed Allocation as elected by you, subject to certain terms and conditions imposed by us. We reserve the right to allocate premium to the Specially Designated Division during any Right to Examine Certificate period. After such time, allocation will be made proportionately in accordance with the initial allocation(s) as elected by you.

    On each Valuation Date
    At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division and Fixed Allocation will be calculated as follows:
         (1) We take the Accumulation Value in the Division or Fixed
             Allocation at the end of the preceding Valuation Period.
         (2) We multiply (1) by the Variable Separate Account Division's
             Net Rate of Return for the current Valuation Period or we
             calculate the interest to be credited to a Fixed Allocation or to a Guaranteed Interest Division for the current Valuation Period.
         (3) We add (1) and (2).
         (4) We add to (3) any additional premium payments (less any premium deductions as shown in the Schedule) allocated to the Division or Fixed Allocation during the current Valuation Period.
         (5) We add or subtract allocations to or from that Division or Fixed Allocation during the current Valuation Period.
         (6) We subtract from (5) any Partial Withdrawals which are allocated to the Division or Fixed Allocation during the current Valuation Period.
         (7) We subtract from (6) the amounts allocated to that Division or Fixed Allocation for:
              (a) any charges due for the Optional Benefit Riders as
                  shown in the Schedule;
              (b) any deductions from Accumulation Value as shown in the
                  Schedule.
    All amounts in (7) are allocated to each Division or Fixed Allocation in the proportion that (6) bears to the Accumulation Value unless the Charge Deduction Division has been specified (see the Schedule).

GA-CA-1058                          10


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

     HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE (continued)
------------------------------------------------------------------------------

FIXED ACCOUNT

    The Fixed Account is a Separate Account under state insurance law and is not required to be registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Fixed Account includes various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Period or Periods you select. We reset the interest rates for new Fixed Allocations periodically based on our sole discretion.

    Guarantee Periods
    Each Fixed Allocation is guaranteed an interest rate or rates for a period, a Guarantee Period. The Guaranteed Interest Rates for a Fixed Allocation are effective for the entire period. The Maturity Date of a Guarantee Period will be on the last day of the calendar month in which the Guarantee Period ends. Withdrawals and transfers made during a Guarantee Period may be subject to a Market Value Adjustment unless made within thirty days prior to the Maturity Date.

    Upon the expiry of a Guarantee Period, we will transfer the Accumulation Value of the expiring Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period, unless you select another period prior to a Maturity Date. We will notify you at least thirty days prior to a Maturity Date of your options for renewal. If the period remaining from the expiry of the previous Guarantee Period to the Annuity Commencement Date is less than the period you have elected or the period expiring, the next shortest period then available that will not extend beyond the Annuity Commencement Date will be offered to you. If a period is not available, the Accumulation Value will be transferred to the Specially Designated Division.

    We will declare Guaranteed Interest Rates for the then available Fixed Allocation Guarantee Periods. These interest rates are based solely on our expectation as to our future earnings. Declared Guaranteed Interest Rates are subject to change at any time prior to application to specific Fixed Allocations, although in no event will the rates be less than the Minimum Guaranteed Interest Rate (see the Schedule).

    Market Value Adjustments
    A Market Value Adjustment will be applied to a Fixed Allocation upon withdrawal, transfer or application to an Income Plan if made more than thirty days prior to such Fixed Allocation's Maturity Date, except on Systematic Partial Withdrawals and IRA Partial Withdrawals. The Market Value Adjustment is applied to each Fixed Allocation separately.

    The Market Value Adjustment is determined by multiplying the amount of the Accumulation Value withdrawn, transferred or applied to an Income Plan by the following factor:

                                           N/365
                      (     1  +  I     )
                      -------------------         -1
                      (1  +  J  +  .0025)

    Where I is the Index Rate for a Fixed Allocation on the first day of the applicable Guarantee Period; J is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years rounded up to the next full year) remaining in the Guarantee Period at the time of calculation; and N is the remaining number of days in the Guarantee Period at the time of calculation. (The Index Rate is described in the Schedule.)

    Market Value Adjustments will be applied as follows:
          (1) For a Partial Withdrawal, partial transfer or in the case where a portion of an allocation is applied to an Income Plan, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or applied to an Income Plan in order to provide the amount requested.

GA-CA-1058                          11

------------------------------------------------------------------------------

     (2) If the Market Value Adjustment is negative, it will be assessed first against any remaining Accumulation Value in the particular Fixed Allocation. Any remaining Market Value Adjustment will be applied against the amount withdrawn, transferred or applied to an Income Plan.
     (3) If the Market Value Adjustment is positive, it will be credited to any remaining Accumulation Value in the particular Fixed Allocation. If a cash surrender, full transfer or full application to an Income Plan has been requested, the Market Value Adjustment is added to the amount withdrawn, transferred or applied to an Income Plan.

MEASUREMENT OF INVESTMENT EXPERIENCE

    Index of Investment Experience
    The Investment Experience of a Variable Separate Account Division is determined on each Valuation Date. We use an Index to measure changes in each Division's experience during a Valuation Period. We set the Index at $10 when the first investments in a Division are made. The Index for a current Valuation Period equals the Index for the preceding Valuation Period multiplied by the Experience Factor for the current Valuation Period.

    How We Determine the Experience Factor
    For Divisions of a unit investment trust Separate Account the Experience Factor reflects the Investment Experience of the portfolio in which the Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:
         (1)    We take the net asset value of the portfolio in which the
           Division invests at the end of the current Valuation Period.
         (2)    We add to (1) the amount of any dividend or capital gains
           distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.
         (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.
         (4) We subtract the daily Mortality and Expense Risk Charge for each Division shown in the Schedule for each day in the Valuation Period.
         (5) We subtract the daily Asset Based Administrative Charge shown in the Schedule for each day in the Valuation Period.

    Calculations for Divisions investing in unit investment trusts are on a per unit basis.

    Net Rate of Return for a Variable Separate Account Division
    The Net Rate of Return for a Variable Separate Account Division during a Valuation Period is the Experience Factor for that Valuation Period minus one.

    Interest Credited to a Guaranteed Interest Division
    Accumulation Value allocated to a Guaranteed Interest Division will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until the Maturity Date of that Guarantee Period. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

    Interest Credited to a Fixed Allocation
    A Fixed Allocation will be credited with the Guaranteed Interest Rate for the Guarantee Period in effect on the date the premium or reallocation is applied. Once applied, such rate will be guaranteed until that Fixed Allocation's Maturity Date. Interest will be credited daily at a rate to yield the declared annual Guaranteed Interest Rate.

    We periodically declare Guaranteed Interest Rates for then available Guarantee Periods. No Guaranteed Interest Rate will be less than the Minimum Interest Rate shown in the Schedule.

GA-CA-1058                          12


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

     HOW WE MEASURE THE CERTIFICATE'S ACCUMULATION VALUE (continued)
------------------------------------------------------------------------------

CHARGES DEDUCTED FROM ACCUMULATION VALUE ON EACH CERTIFICATE PROCESSING DATE

    Expense charges and fees are shown in the Schedule.

    Charge Deduction Division Option
    We will deduct all charges against the Accumulation Value of this Certificate from the Charge Deduction Division if you elected this option on the application (see the Schedule). If you did not elect this Option or if the charges are greater than the amount in the Charge Deduction Division, the charges against the Accumulation Value will be deducted as follows:

         (1) If these charges are less than the Accumulation Value in the Variable Separate Account Divisions, they will be deducted proportionately from all Divisions.
         (2) If these charges exceed the Accumulation Value in the Variable Separate Account Divisions, any excess over such value will be deducted proportionately from any Fixed Allocations and Guaranteed Interest Divisions.

    Any charges taken from the Fixed Account or the General Account will be taken from the Fixed Allocations or Guaranteed Interest Divisions starting with the Guarantee Period nearest its Maturity Date until such charges have been paid.

    At any time while this Certificate is in effect, you may change your election of this Option. To do this you must send us a written request to our Customer Service Center. Any change will take effect within seven days of the date we receive your request.

GA-CA-1058                          13

                        YOUR CERTIFICATE BENEFITS
------------------------------------------------------------------------------

    While this Certificate is in effect, there are important rights and benefits that are available to you. We discuss these rights and benefits in this section.

CASH VALUE BENEFIT

    Cash Surrender Value
    The Cash Surrender Value, while the Annuitant is living and before the Annuity Commencement Date, is determined as follows:
         (1) We take the Certificate's Accumulation Value;
         (2) We adjust for any applicable Market Value Adjustment;
         (3) We deduct any charges shown in the Schedule that have been incurred but not yet deducted, including;
              (a) any administrative fee that has not yet been deducted;
              (b) the pro rata part of any charges for Optional Benefit
                  Riders; and
              (c) any applicable premium or other tax.

    Cancelling to Receive the Cash Surrender Value
    At any time while the Annuitant is living and before the Annuity Commencement Date, you may surrender this Certificate to us. To do this, you must return this Certificate with a signed request for cancellation to our Customer Service Center.

    The Cash Surrender Value will vary daily. We will determine the Cash Surrender Value as of the date we receive the Certificate and your signed request in our Customer Service Center. All benefits under this Certificate will then end.

    We will usually pay the Cash Surrender Value within seven days; but, we may delay payment as described in the Payments We May Defer provision.

PARTIAL WITHDRAWAL OPTION

    After the Certificate Date, you may make Partial Withdrawals. The minimum amount that may be withdrawn is shown in the Schedule. To take a Partial Withdrawal, you must provide us satisfactory notice at our Customer Service Center.

PROCEEDS PAYABLE TO THE BENEFICIARY

    Prior to the Annuity Commencement Date
    If the sole Owner dies prior to the Annuity Commencement Date, we will pay the Beneficiary the death benefit. If there are joint Owners and any Owner dies, we will pay the surviving Owners the death benefit. We will pay the amount on receipt of due proof of the Owner's death at our Customer Service Center. Such amount may be received in a single lump sum or applied to any of the Annuity Options (see Choosing an Income
    Plan). When the Owner (or all Owners where there are joint Owners) is not an individual, the death benefit will become payable on the death of the Annuitant prior to the Annuity Commencement Date (unless a Contingent Annuitant survived the Annuitant). Only one death benefit is payable under this Certificate. In all events, distributions under the Certificate must be made as required by applicable law.

GA-CA-1058                          14

------------------------------------------------------------------------------

    How to Claim Payments to Beneficiary
    We must receive proof of the Owner's (or the Annuitant's) death before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

    Guaranteed Death Benefits
    The Guaranteed Death Benefit is as shown in the Schedule. A change of Owner will affect the Guaranteed Death Benefit, as shown in the Schedule.


GA-CA-1058                          15

                         CHOOSING AN INCOME PLAN
------------------------------------------------------------------------------

ANNUITY BENEFITS

    If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner. We will make these payment under the Annuity Option (or Options) as chosen in the application or as subsequently selected. You may choose or change an Annuity Option by making a written request at least 30 days prior to the Annuity Commencement Date. Unless you have chosen otherwise, Option 2 on a 10-year period certain basis will become effective. The amounts of the payments will be determined by applying the Accumulation Value on the Annuity Commencement Date in accordance with the Annuity Options section below (see Payments We Defer). Before we pay any Annuity Benefits, we require the return of this Certificate. If this Certificate has been lost, we require the applicable lost Certificate form.

ANNUITY COMMENCEMENT DATE SELECTION

    You select the Annuity Commencement Date. You may select any date following the fifth Certificate Anniversary but before the required date of Annuity Commencement as shown in the Schedule. If you do not select a date, the Annuity Commencement Date will be in the month following the required date of Annuity Commencement.

FREQUENCY SELECTION

    You may choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly.

THE INCOME PLAN

    While this Certificate is in effect and before the Annuity Commencement Date, you may chose one or more Annuity Options for the payment of death benefits proceeds. If, at the time of the Owner's death, no Option has been chosen for paying the death benefit proceeds, the Beneficiary may choose an Option within one year. You may also elect an Annuity Option on surrender of the Certificate for its Cash Surrender Value. For each Option we will issue a separate written agreement putting the Option into effect.

    Our approval is needed for any Option where:
         (1) the person named to receive payment is other than the Owner or Beneficiary; or
         (2) the person named is not a natural person, such as a corporation; or
         (3) any income payment would be less than the minimum annuity income payment shown in the Schedule.

THE ANNUITY OPTIONS

    There are four Options to choose from.  They are:

    Option 1.  Income for a Fixed Period
    Payment is made in equal installments for a fixed number of years. We guarantee each monthly payment will be at least the Income for Fixed Period amount shown in the Schedule. Values for annual, semiannual or quarterly payments are available on request.

GA-CA-1058                          16

------------------------------------------------------------------------------

    Option 2.  Income for Life
    Payment is made to the person named in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain are available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death.

    We guarantee each payment will be at least the amount shown in the Schedule. By age, we mean the named person's age on his or her last birthday before the Option's effective date. Amounts for ages not shown are available on request.

    Option 3.  Joint Life Income
    This Option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner of Beneficiary of this Certificate. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. The monthly payment amounts are available upon request. Such amounts are guaranteed and will be calculated on the same basis as the Table for Income for Life, however, the amounts will be based on two lives.

    Option 4.  Annuity Plan
    An amount can be applied under any other settlement option we offer for the Certificate on the Option's effective date.

    The minimum rates for Option 1 are based on 3% interest, compounded annually. The minimum rates for Options 2 and 3 are based on 3% interest, compounded annually, and the Annuity 2000 Mortality Table. We may pay a higher rate at our discretion.

PAYMENT WHEN NAMED PERSON DIES

    When the person named to receive payment dies, we will pay any amounts still due as provided by the Option agreement. The amounts still due are determined as follows:
         (1) For Option 1 or for any remaining guaranteed payments in Option 2, payments will be continued.
         (2) For Option 3, no amounts are payable after both named persons have died.
         (3) For Option 4, the annuity agreement will state the amount due, if any.

GA-CA-1058                          17

                       OTHER IMPORTANT INFORMATION
------------------------------------------------------------------------------

ENTIRE CONTRACT

    The group contract, including any attached Rider, endorsement, amendment and the application of the Contractholder, constitute the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Owner, a copy of which has been furnished to the Owner, the Beneficiary or to the Contractholder.

SENDING NOTICE TO US

    Whenever written notice is required, send it to our Customer Service Center. The address of our Customer Service Center is shown on the cover page. Please include your Certificate number in all correspondence.

REPORTS TO OWNER

    We will send you a report at least once during each Certificate Year.
    The report will show the Accumulation Value and the Cash Surrender Value as of the end of the Certificate Processing Period. The report will also show the allocation of the Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any information that may be currently required by the insurance supervisory official of the jurisdiction in which the Certificate is delivered.

    We will also send you copies of any shareholder reports of the portfolios in which the Divisions of the Variable Separate Account invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

ASSIGNMENT - USING THIS CERTIFICATE AS COLLATERAL SECURITY

    You can assign this Certificate as collateral security for a loan or other obligation. This does not change the ownership. Your rights and any Beneficiary's right are subject to the terms of the assignment. To make or release an assignment, we must receive written notice satisfactory to us, at our Customer Service Center. We are not responsible for the validity of any assignment.

CHANGING THIS CERTIFICATE

    This Certificate or any additional benefit riders may be changed to another annuity plan according to our rules at the time of the change.

CERTIFICATE CHANGES - APPLICABLE TAX LAW

    We reserve the right to make changes in this Certificate or its Riders to the extent we deem it necessary to continue to qualify this Certificate as an annuity. Any such changes will apply uniformly to all Certificates that are affected. You will be given advance written notice of such changes.

MISSTATEMENT OF AGE OR SEX

    If an age or sex has been misstated, the amounts payable or benefits provided by this Certificate will be those that the premium payment made would have bought at the correct age or sex.

NON-PARTICIPATING

    This Certificate does not participate in the divisible surplus of Golden American Life Insurance Company.

GA-CA-1058                          18

------------------------------------------------------------------------------

PAYMENTS WE MAY DEFER

    We may not be able to determine the value of the assets of the Variable Separate Account Divisions because:
         (1)    The NYSE is closed for trading;
         (2)    the SEC determines that a state of emergency exists;
         (3) an order or pronouncement of the SEC permits a delay for the protection of Owners; or
         (4) the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

    During such times, as to amounts allocated to the Divisions of the Variable Separate Account, we may delay;
         (1) determination and payment of the Cash Surrender Value;
         (2) determination and payment of any death benefit if death occurs before the Annuity Commencement Date;
         (3) allocation changes of the Accumulation Value; or,
         (4) application of the Accumulation Value under an income plan.

    As to the amounts allocated to a Guaranteed Interest Division of the General Account and as to amounts allocated to Fixed Allocations of the Fixed Account, we may, at any time, defer payment of the Cash Surrender Value for up to six months after we receive a request for it. We will allow interest of at least 3.00% a year on any Cash Surrender Value payment derived from the Fixed Allocations or the Guaranteed Interest Divisions that we defer 30 days or more.

AUTHORITY TO MAKE AGREEMENTS

    All agreements made by us must be signed by one of our officers. No other person, including an insurance agent or broker, can:
         (1) change any of this Certificate's terms;
         (2) extend the time for premium payments; or
         (3) make any agreement binding on us.

REQUIRED NOTE ON OUR COMPUTATIONS

    We have filed a detailed statement of our computations with the insurance supervisory official in the jurisdiction where this Certificate is delivered. The values are not less than those required by the law of that state or jurisdiction. Any benefit provided by an attached Optional Benefit Rider will not increase these values unless otherwise stated in that Rider.

GA-CA-1058                          19

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CERTIFICATE - NO DIVIDENDS
------------------------------------------------------------------------------

Variable Cash Surrender Values while the Annuitant and Owner are living and prior to the Annuity Commencement Date. Death benefit subject to guaranteed minimum. Additional Premium Payment Option. Partial
Withdrawal Option. Non-participating. Investment results reflected in values.

GA-CA-1058

                              THE SCHEDULE
                            CERTIFICATE FACTS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

CERTIFICATE FACTS

    Certificate Processing Date
    The Certificate Processing Date for your Certificate is [April 1] of each year.

    Specially Designated Divisions
    When a distribution is made from an investment portfolio underlying a Variable Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

    The maximum amount that can be withdrawn each Certificate Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

    Conventional Partial Withdrawals

    Minimum Withdrawal Amount:         $100.

    Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

    Systematic Partial Withdrawals
    Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

    Minimum Withdrawal Amount:         $100.
    Maximum Withdrawal Amount:

      Variable Separate Account Divisions: 1.25% monthly, 3.75% quarterly or
                                  15% annually of Accumulation Value.
      Fixed Allocations and
      Guaranteed Interest Divisions:  Interest earned on a Fixed Allocation or
                                  Guaranteed Interest Division for the prior month, quarter or year (depending on the frequency selected).

    Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment.

    [IRA Partial Withdrawals for Qualified Plans Only
    IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.]

GA-CA-1058                          3D1

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

             [Alternate schedule page Ratchet Death Benefit]
DEATH BENEFIT

    [The Death Benefit is the greatest of (i) , (ii) , (iii), and (iv) below, where:
           (i)  the Accumulation Value ;
           (ii) the Guaranteed Death Benefit;
           (iii)     the Cash Surrender Value;
           (iv) the sum of premiums paid, reduced by Prorata Partial Withdrawal Adjustment(s) for Accumulation Value withdrawn.

GUARANTEED DEATH BENEFIT
    On the Certificate Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the Guaranteed Death Benefit is calculated as follows:

      (1) Start with the Guaranteed Death Benefit from the prior Valuation
          Date;
      (2) Add to (1) any additional premium paid since the prior Valuation
          Date and subtract from (1) any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken since the prior Valuation Date.
      (3) On a Valuation Date that occurs on or prior to the owner's attained age [80], which is also a Certificate Anniversary, we set the
          Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date.
    On all other Valuation Dates, the Guaranteed Death Benefit is equal to (2).


PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

    For any partial withdrawal, the Death Benefit components will be reduced by Prorata Partial Withdrawal Adjustments. The Prorata Partial Withdrawal Adjustment to a death benefit component for a partial withdrawal is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn, (2) is the Accumulation Value immediately prior to withdrawal, and (3) is the amount of the applicable death benefit component immediately prior to the withdrawal.]

CHANGE OF OWNER

    A change of Owner from a sole owner to a sole owner (where there have never been multiple owners designated) will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the new owner's attained age at the time of the change is less than [80], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision will apply. If the new owner's attained age at the time of the change is [80] or greater, but not greater than [85]:
    (a)  the Guaranteed Death Benefit following the change will be zero; and
    (b)  the Death Benefit will then be the greatest of:
      1) the cash surrender value;
      2) the accumulation value prior to the date of death; and
      3) the sum of the premiums paid, reduced by Prorata Partial Withdrawal Adjustments for any Accumulation Value Withdrawn.

GA-CA-1058                          3D2

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


CHANGE OF OWNER (CONT)

    If ownership changes result in multiple owners of a contract or if there has ever been multiple owners, the Guaranteed Death Benefit shall be set to zero. If the oldest owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of: (b) 1, (b) 2 or
    (b) 3 above.
    If any owner's or oldest multiple owners, attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit thereafter will be the cash surrender value.

    When a change of owner reduces the Guaranteed Death Benefit to zero, there will be a reduction in the mortality and expense risk charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

    If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
     (a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid
          Assets division, or its successor.
     (b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

    This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions if this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

    Required Date of Annuity Commencement
    [Distributions from a Certificate funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

    The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's[ 90]th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.
    Minimum Annuity Income Payment
    The minimum monthly annuity income payment that we will make is [$20].

    Optional Benefit Riders - [None.]

GA-CA-1058                          3D3

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

ATTAINED AGE

    The Issue Age of the Annuitant or Owner plus the number of full years elapsed since the Certificate Date.

FIXED ACCOUNT

    Minimum Fixed Allocation
    The minimum allocation to the Fixed Account in any one Fixed Allocation is [$250.00].

    Minimum Guaranteed Interest Rate - [3%.]

    Guarantee Periods
    We currently offer Guarantee Periods of [1,2,3,4,5,6,7,8,9 and 10] year(s). We reserve the right to offer Guarantee Periods of durations other than those available on the Certificate Date. We also reserve the right to cease offering a particular Guarantee Period or Periods.

    Index Rate
    The Index Rate is the average of the Ask Yields for the U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average is based on the period from the 22nd day of the calendar month two months prior to the calendar month of Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity date for these U.S. Treasury Strips is on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method.

    We currently set the Index Rate once each calendar month. However, we reserve the right to set the Index Rate more frequently than monthly, but in no event will such Index Rate be based on a period less than 28 days.

GA-CA-1058                          3D4

                              THE SCHEDULE
                            CHARGES AND FEES
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


DEDUCTIONS FROM PREMIUMS

    [None.]

DEDUCTIONS FROM ACCUMULATION VALUE

    Initial Administrative Charge
    [None.]

    Administrative Charge
    [None]

    Excess Allocation Charge
    Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

    [Premium Taxes
    We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

    We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

    Deductions from the Divisions
    Mortality and Expense Risk Charge - We deduct a charge from the assets in each separate account division on a daily basis at a rate of [0.001373%] (equivalent to an annual rate of [0.50%]) for mortality and expense risks. The charge is not deducted from the fixed account or general account accumulation values.

    Asset Based Administrative Charge - We deduct [0.000411%] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account values.

CHARGE DEDUCTION DIVISION

    All charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].

GA-CA-1058                          3E

                              THE SCHEDULE
                           INCOME PLAN FACTORS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

    Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

       Fixed                   Fixed                   Fixed
      Period    Monthly       Period    Monthly       Period    Monthly
    of Years     Income     of Years     Income     of Years     Income


      [5         17.95         14         7.28         23         5.00
       6         15.18         15         6.89         24         4.85
       7         13.20         16         6.54         25         4.72
       8         11.71         17         6.24         26         4.60
       9         10.56         18         5.98         27         4.49
       10         9.64         19         5.74         28         4.38
       11         8.88         20         5.53         29         4.28
       12         8.26         21         5.33         30         4.19]
       13         7.73         22         5.16



                            TABLE FOR INCOME FOR LIFE

                    Male/Female         Male/Female         Male/Female
    Age                10 Years            20 Years              Refund
                        Certain             Certain             Certain


    [50              $4.06/3.83          $3.96/3.77          $3.93/3.75
    55                4.43/4.14           4.25/4.05           4.25/4.03
    60                4.90/4.56           4.57/4.37           4.66/4.40
    65                5.51/5.10           4.90/4.73           5.12/4.83
    70                6.26/5.81           5.18/5.07           5.76/5.42
    75                7.11/6.70           5.38/5.33           6.58/6.19
    80                7.99/7.70           5.48/5.46           7.69/7.21
    85                8.72/8.59           5.52/5.51           8.72/8.59
    90                9.23/9.18           5.53/5.53         10.63/10.53]

GA-CA-1058                          3F

                              THE SCHEDULE
                            CERTIFICATE FACTS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

CERTIFICATE FACTS

    Certificate Processing Date
    The Certificate Processing Date for your Certificate is [April 1] of each year.

    Specially Designated Divisions
    When a distribution is made from an investment portfolio underlying a Variable Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

    The maximum amount that can be withdrawn each Certificate Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

    Conventional Partial Withdrawals

    Minimum Withdrawal Amount:         $100.

    Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

    Systematic Partial Withdrawals
    Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

    Minimum Withdrawal Amount:         $100.
    Maximum Withdrawal Amount:

      Variable Separate Account Divisions: 1.25% monthly, 3.75% quarterly or
                                  15% annually of Accumulation Value.
      Fixed Allocations and
      Guaranteed Interest Divisions:  Interest earned on a Fixed Allocation or
                                  Guaranteed Interest Division for the prior month, quarter or year (depending on the frequency selected).

    Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment.

    [IRA Partial Withdrawals for Qualified Plans Only
    IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.]

GA-CA-1058                          3D1

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

           [Alternate schedule page 7% Enhanced Death Benefit]
    [DEATH BENEFIT
    The Death Benefit is the greatest of (i), (ii), (iii), and (iv) below, where:
        (i)   the Accumulation Value;
        (ii)  the lesser of (a) and (b)
              (a)  the Guaranteed Death Benefit, and
              (b)  the Maximum Guaranteed Death Benefit;
        (iii) the Cash Surrender Value;
        (iv) the sum of premiums paid, reduced by Prorata Partial Withdrawal Adjustment(s) for Accumulation Value withdrawn.

    Guaranteed Death Benefit

    On the Certificate Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the guaranteed Death Benefit is calculated as follows:

        (1) Start with the Guaranteed Death Benefit on the prior valuation date;
        (2) Calculate interest on (1) for the current valuation period at the Guaranteed Death Benefit Interest Rate;
        (3)   Add (1) and (2);
        (4) Add to (3) any additional premiums paid during the current valuation period;
        (5) Subtract from (4) the amount of any Special Partial Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made during the current valuation period.

    Transfer of Accumulation Value to or from Special Funds will result in a corresponding reallocation of the Guaranteed Death Benefit.

    Guaranteed Death Benefit Interest Rate

    The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:
        (a) For any portion of the Guaranteed Death Benefit attributable to Accumulation Value allocated to Special Funds, the Guaranteed Death Benefit Interest Rate is the lesser of: (1) [7%] (compounded annually) and (2) the interest rate, positive or negative, providing a yield on the Guaranteed Death Benefit for Special Funds equal to the net return for the current valuation period on the Accumulation Value allocated to Special Funds; and
        (b) For any valuation period ending after the contract anniversary on which the Owner attains age [80], or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is [0%].

GA-CA-1058                          3D2

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

SPECIAL FUNDS

    The Special Funds are [the Liquid Assets Division, the Limited Maturity Bond Division, the Fixed Allocations, and the Guaranteed Interest Division]. The Company reserves the right to classify newly available divisions as Special Funds from the date of their availability to the Owner. The Company may reclassify an existing division as a Special Fund or remove such designation. Such reclassification shall be made with 30 days notice to contract owners, and will apply to amounts transferred or otherwise added to such division after the date of change.

MAXIMUM GUARANTEED DEATH BENEFIT

    The Maximum Guaranteed Death Benefit is equal to [three] times premium paid, reduced by the amount of any Special and Prorata Partial Withdrawal Adjustments. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

    For any partial withdrawal, the Death Benefit components will be reduced by Prorata or Special Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to that component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in a contract year do not exceed [7%] of the sum of cumulative premiums, but only if partial withdrawals in each prior contract year did not exceed [7%] of the sum of cumulative premiums paid prior to that year. The Special Partial Withdrawal Adjustment is equal to the amount of Accumulation Value withdrawn. Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit, and in all other cases withdrawals are treated as Prorata Partial Withdrawal Adjustment.

    The Prorata Partial Withdrawal Adjustment to a death benefit component is equal to (1) divided by (2), multiplied by (3), where: (1) is the Accumulation Value withdrawn, (2) is the Accumulation Value immediately prior to withdrawal, and (3) is the amount of the applicable death benefit component immediately prior to the withdrawal.

CHANGE OF OWNER

    A change of Owner from a sole owner to a sole owner (where there have never been multiple owners designated) will result in recalculation of the Death Benefit and the Guaranteed Death Benefit. If the new owner's attained age at the time of the change is less than [80], the Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision will apply. If the new owner's attained age at the time of the change is [80] or greater, but not greater than [85]:
          (a)  the Guaranteed Death Benefit following the change will be zero;
               and
          (b)  the Death Benefit will then be the greatest of:
               1)  the cash surrender value;
               2)  the accumulation value prior to death; and
               3) the sum of the premiums paid, reduced by Prorata Partial Withdrawal Adjustments for any Accumulation Value Withdrawn.

GA-CA-1058                          3D3

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

CHANGE OF OWNER (CONT)

    If ownership changes result in multiple owners of a contract or if there has ever been multiple owners, the Guaranteed Death Benefit shall be set to zero. If the oldest owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of: (b) 1, (b) 2 or
    (b) 3 above.
    If any owner's or oldest multiple owners, attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit will be zero, and the Death Benefit thereafter will be the cash surrender value.

    When a change of owner reduces the Guaranteed Death Benefit to zero, there will be a reduction in the mortality and expense risk charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

    If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
      (a) If the Guaranteed Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Assets division, or its successor.
      (b) The Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.

    This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions if this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

    Required Date of Annuity Commencement
    [Distributions from a Certificate funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

    The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's[ 90]th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

    Minimum Annuity Income Payment
    The minimum monthly annuity income payment that we will make is [$20]. Optional Benefit Riders - [None.]

GA-CA-1058                          3D4

                              THE SCHEDULE
                            CHARGES AND FEES
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

    [None.]

DEDUCTIONS FROM ACCUMULATION VALUE

    Initial Administrative Charge
        [None.]

    Administrative Charge
    [None]

    Excess Allocation Charge
    Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

    [Premium Taxes
    We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

    We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

    Deductions from the Divisions
    Mortality and Expense Risk Charge - We deduct a charge from the assets in each separate account division on a daily basis at a rate of [0.001925%] (equivalent to an annual rate of [0.70%]) for mortality and expense risks. The charge is not deducted from the fixed account or general account accumulation values.

    Asset Based Administrative Charge - We deduct [0.000411%] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account values.

CHARGE DEDUCTION DIVISION

    All charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].

GA-CA-1058                          3E

                              THE SCHEDULE
                           INCOME PLAN FACTORS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

    Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

       Fixed                   Fixed                   Fixed
      Period    Monthly       Period    Monthly       Period    Monthly
    of Years     Income     of Years     Income     of Years     Income

      [5         17.95         14         7.28         23         5.00
       6         15.18         15         6.89         24         4.85
       7         13.20         16         6.54         25         4.72
       8         11.71         17         6.24         26         4.60
       9         10.56         18         5.98         27         4.49
       10         9.64         19         5.74         28         4.38
       11         8.88         20         5.53         29         4.28
       12         8.26         21         5.33         30         4.19]
       13         7.73         22         5.16



                            TABLE FOR INCOME FOR LIFE

                    Male/Female         Male/Female         Male/Female
    Age                10 Years            20 Years              Refund
                        Certain             Certain             Certain

    [50              $4.06/3.83          $3.96/3.77          $3.93/3.75
    55                4.43/4.14           4.25/4.05           4.25/4.03
    60                4.90/4.56           4.57/4.37           4.66/4.40
    65                5.51/5.10           4.90/4.73           5.12/4.83
    70                6.26/5.81           5.18/5.07           5.76/5.42
    75                7.11/6.70           5.38/5.33           6.58/6.19
    80                7.99/7.70           5.48/5.46           7.69/7.21
    85                8.72/8.59           5.52/5.51           8.72/8.59
    90                9.23/9.18           5.53/5.53         10.63/10.53]

GA-CA-1058                          3F

                              THE SCHEDULE
                            CERTIFICATE FACTS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

CERTIFICATE FACTS

    Certificate Processing Date
    The Certificate Processing Date for your Certificate is [April 1] of each year.

    Specially Designated Divisions
    When a distribution is made from an investment portfolio underlying a Variable Separate Account Division in which reinvestment is not available, we will allocate the amount of the distribution to the [Liquid Asset Division] unless you specify otherwise.

PARTIAL WITHDRAWALS

    The maximum amount that can be withdrawn each Certificate Year is described below. In no event may a Partial Withdrawal exceed 90% of the Cash Surrender Value. After a Partial Withdrawal, the remaining Accumulation Value must be at least $100 to keep the Certificate in force.

    Conventional Partial Withdrawals

    Minimum Withdrawal Amount:         $100.

    Any Conventional Partial Withdrawal is subject to a Market Value Adjustment unless withdrawn from a Fixed Allocation within 30 days prior to the Maturity Date.

    Systematic Partial Withdrawals
    Systematic Partial Withdrawals may be taken on a monthly, quarterly or annual basis. You select the day withdrawals will be made, but no later than the 28th day of the month.

    Minimum Withdrawal Amount:         $100.
    Maximum Withdrawal Amount:

      Variable Separate Account Divisions: 1.25% monthly, 3.75% quarterly or
                                  15% annually of Accumulation Value.
      Fixed Allocations and
      Guaranteed Interest Divisions:  Interest earned on a Fixed Allocation or
                                  Guaranteed Interest Division for the prior month, quarter or year (depending on the frequency selected).

    Systematic Partial Withdrawals from Fixed Allocations are not subject to a Market Value Adjustment.

    [IRA Partial Withdrawals for Qualified Plans Only
    IRA Partial Withdrawals may be taken on a monthly, quarterly or annual basis. A minimum withdrawal of $100.00 is required. You select the day the withdrawals will be made, but no later than the 28th day of the month. If you do not elect a day, the Certificate Date will be used. Systematic Partial Withdrawals and Conventional Partial Withdrawals are not allowed when IRA Partial Withdrawals are being taken. An IRA Partial Withdrawal in excess of the maximum amount allowed under the Systematic Partial Withdrawal option may be subject to a Market Value Adjustment.]

GA-CA-1058                          3D1

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

           [Alternative schedule pages option 4 death benefit]
    DEATH BENEFIT

    The Death Benefit is the greatest of (i) , (ii) , (iii), (iv) and (v) below, where:
        (i)   the Accumulation Value;
        (ii)  the lesser of (a) and (b):
             (a)  the Guaranteed Death Benefit, and
             (b)  the Maximum Guaranteed Death Benefit;
        (iii)     the Cash Surrender Value;
        (iv) the sum of premiums paid, reduced by Prorata Partial Withdrawal Adjustment(s) for Accumulation Value withdrawn, and
        (v)  the Alternate Death Benefit.

    Guaranteed Death Benefit

    On the Certificate Date, the Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the guaranteed Death Benefit is calculated as follows:

      (1)  Start with the Guaranteed Death Benefit on the prior valuation date;
      (2) Calculate interest on (1) for the current valuation period at the Guaranteed Death Benefit Interest Rate;
      (3)  Add (1) and (2);
      (4) Add to (3) any additional premiums paid during the current valuation period;
      (5) Subtract from (4) the amount of any Special Partial Withdrawal Adjustments and Prorata Partial Withdrawal Adjustments for any partial withdrawals made during the current valuation period.

    Transfer of Accumulation Value to or from Special Funds will result in a corresponding reallocation of Guaranteed Death Benefit.

    Guaranteed Death Benefit Interest Rate

    The Guaranteed Death Benefit Interest Rate is [7%] compounded annually, except:
      (a) For any portion of the Guaranteed Death Benefit attributable to Accumulation Value allocated to Special Funds, the Guaranteed Death Benefit Interest Rate is the lesser of: (1) [7%] (compounded annually) and (2) the interest rate, positive or negative, providing a yield on the Guaranteed Death Benefit for Special Funds equal to the net return for the current valuation period on the Accumulation Value allocated to Special Funds; and
      (b) For any valuation period ending after the contract anniversary on which the Owner attains age [80], or after the Maximum Guaranteed Death Benefit has been reached, the Guaranteed Death Benefit Interest Rate is [0%].

GA-CA-1058                          3D2

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

SPECIAL FUNDS

    Special Funds are [the Liquid Assets Division, the Limited Maturity Bond Division, the Fixed Allocations, and the Guaranteed Interest Division]. The Company reserves the right to classify newly available divisions as Special Funds from the date of their availability to the Owner. The Company may reclassify an existing division as a Special Fund or remove such designation. Such reclassification shall be made with 30 days notice to contract owners, and will apply to amounts transferred or otherwise added to such division after the date of change.

MAXIMUM GUARANTEED DEATH BENEFIT

    The Maximum Guaranteed Death Benefit is equal to [three] times premium paid reduced by the amount of any Special and Prorata Partial Withdrawal Adjustments. Any addition due to spousal continuation will not affect the Maximum Guaranteed Death Benefit or the Guaranteed Death Benefit.

SPECIAL AND PRORATA PARTIAL WITHDRAWAL ADJUSTMENTS

    For any partial withdrawal, the Death Benefit components will be reduced by Prorata or Special Partial Withdrawal Adjustments. A Prorata Partial Withdrawal Adjustment will be made unless a Special Partial Withdrawal Adjustment applies to that component for the withdrawal. Special Partial Withdrawal Adjustments are made when partial withdrawals in a contract year do not exceed [7%] of the sum of cumulative premiums but only if partial withdrawals in each prior contract year did not exceed [7%] of
    the sum of cumulative premiums paid.   The Special Partial Withdrawal
    Adjustment is equal to the amount of Accumulation Value withdrawn. Special Partial Withdrawal Adjustments are applicable only in the calculation of the Maximum Guaranteed Death Benefit and the Guaranteed Death Benefit, in all other cases including the Alternate Guaranteed Death Benefit, withdrawals are treated as Prorata Partial Withdrawal Adjustment.

    The Prorata Partial Withdrawal Adjustment to a death benefit component for a partial withdrawal is equal to (1) divided by (2), multiplied by
    (3), where: (1) is the Accumulation Value withdrawn, (2) is the Accumulation Value immediately prior to withdrawal, and (3) is the amount of the applicable death benefit component immediately prior to the withdrawal.

ALTERNATE GUARANTEED DEATH BENEFIT
    On the Certificate Date, the Alternate Guaranteed Death Benefit is the initial premium. On subsequent Valuation Dates, the Alternate Guaranteed Death Benefit is calculated as follows:

      (1) Start with the Alternate Guaranteed Death Benefit from the prior Valuation Date;
      (2) Add to (1) any additional premium paid since the prior Valuation Date and subtract from (1) any Prorata Partial Withdrawal Adjustments for any Partial Withdrawals taken since the prior Valuation Date.
      (3) On a Valuation Date that occurs on or prior to the owner's attained age [80], which is also a Certificate Anniversary, we set the Guaranteed Death Benefit equal to the greater of (2) or the Accumulation Value as of such date.
    On all other Valuation Dates, the Alternate Guaranteed Death Benefit is equal to (2).

GA-CA-1058                          3D3

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------


CHANGE OF OWNER
    A change of Owner from a sole owner to a sole owner (where there have never been multiple owners designated) will result in recalculation of the Death Benefit, the Guaranteed Death Benefit the Alternate Death Benefit, and the Maximum Guaranteed Death Benefit. If the new owner's attained age at the time of the change is less than [80], the Guaranteed Death Benefit, the Alternate Death Benefit, and the Maximum Guaranteed Death Benefit in effect prior to the change will remain in effect and the Death Benefit provision shall apply. If the new owner's attained age at the time of the change is [80] or greater, but not greater than [85]:
      (a) the Guaranteed Death Benefit, the Alternative Death Benefit, and the and Maximum Guaranteed Death Benefit following the change will be zero;
      (b)  the Death Benefit will then be the greatest of:
           1)  the cash surrender value;
           2)  the accumulation value prior to the date of death; and
           3) the sum of the premiums paid, reduced by Prorata Partial Withdrawal Adjustments for any Accumulation Value withdrawn .

    If ownership change results in multiple owners of a contract or if there has ever been multiple owners, the Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit shall be set to zero. If the oldest owner is age [85] or younger at the time of the change, the Death Benefit will then be the greatest of: (b) 1, (b) 2 or (b) 3 above.

    If any owner's or oldest multiple owner's attained age is [86] or greater at the time of the change, the Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit will be zero, and the Death Benefit will then be the cash surrender value.

    When a change of owner reduces the Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit to zero, there will be a reduction in the mortality and expense risk charge.

SPOUSAL CONTINUATION UPON DEATH OF OWNER

    If at the Owner's death, the surviving spouse of the deceased Owner is the beneficiary and such surviving spouse elects to continue the contract as their own pursuant to Internal Revenue Code Section 72(s) or the equivalent provisions of U.S. Treasury Department rules for qualified plans, the following will apply:
      (a) If the greater of: A) the lesser of 1) the Guaranteed Death Benefit and 2) the Maximum Guaranteed Death Benefit, or B) the Alternate Death Benefit as of the date we receive due proof of death of the Owner, minus the Accumulation Value, also as of that date, is greater than zero we will add such difference to the Accumulation Value. Such addition will be allocated to the divisions of the Separate Account in proportion to the Accumulation Value in the Separate Account. If there is no Accumulation Value in the Separate Account, the addition will be allocated to the Liquid Assets division, or its successor.
      (b) The Guaranteed Death Benefit, the Alternate Death Benefit and the Maximum Guaranteed Death Benefit will continue to apply, with all age criteria using the surviving spouse's age as the determining age.
          The Guaranteed Death Benefit shall be reallocated to the Special and other funds in proportion to the Accumulation Value.

GA-CA-1058                          3D4

                              THE SCHEDULE
                      CERTIFICATE FACTS (continued)
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

SPOUSAL CONTINUATION (CONT)

    This addition to Accumulation Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions if this contract elects to continue the contract as their own.

CHOOSING AN INCOME PLAN

    Required Date of Annuity Commencement
    [Distributions from a Certificate funding a qualified plan must commence no later than [April 1st] of the calendar year following the calendar year in which the Owner attains age 70 1/2.]

    The Annuity Commencement Date is required to be the same date as the Certificate Processing Date in the month following the Annuitant's[ 90]th birthday. In applying the Accumulation Value, we may first collect any Premium Taxes due us.

    Minimum Annuity Income Payment
    The minimum monthly annuity income payment that we will make is [$20]. Optional Benefit Riders - [None.]

GA-CA-1058                          3D5

                              THE SCHEDULE
                            CHARGES AND FEES
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

    [None.]

DEDUCTIONS FROM ACCUMULATION VALUE

    Initial Administrative Charge
    [None.]

    Administrative Charge
    [None]

    Excess Allocation Charge
    Currently none, however, we reserve the right to charge [$25] for a change if you make more than [twelve] allocation changes per Certificate Year. Any charge will be deducted in proportion to the amount being transferred from each Division.

    [Premium Taxes
    We deduct the amount of any premium or other state and local taxes levied by any state or governmental entity when such taxes are incurred.

    We reserve the right to defer collection of Premium Taxes until surrender or until application of Accumulation Value to an Annuity Option. We reserve the right to change the amount we charge for Premium Tax charges on future premium payments to conform with changes in the law or if the Owner changes state of residence.]

    Deductions from the Divisions
    Mortality and Expense Risk Charge - We deduct a charge from the assets in each separate account division on a daily basis at a rate of [0.002192%] (equivalent to an annual rate of [0.80%]) for mortality and expense risks. The charge is not deducted from the fixed account or general account accumulation values.

    Asset Based Administrative Charge - We deduct [0.000411%] of the assets in each Variable Separate Account Division on a daily basis (equivalent to an annual rate of [0.15%]) to compensate us for a portion of our ongoing administrative expenses. This charge is not deducted from the Fixed Account or General Account values.

CHARGE DEDUCTION DIVISION

    All charges against the Accumulation Value in this Certificate will be deducted from the [Liquid Asset Division].

GA-CA-1058                          3E

                              THE SCHEDULE
                           INCOME PLAN FACTORS
------------------------------------------------------------------------------

|----------------------------------------------------------------------------|
| Annuitant                Owner                                             |
| [THOMAS J. DOE]          [JOHN Q. DOE]                                     |
|----------------------------------------------------------------------------|
| Initial Premium      Annuity Option            Annuity Commencement Date   |
| [$10,000]            [LIFE 10-YEAR CERTAIN]    [JANUARY 1, 2053]           |
|----------------------------------------------------------------------------|
| Separate Account(s)                            Contract Number             |
| [SEPARATE ACCOUNT B AND THE FIXED ACCOUNT]     [123456]                    |
------------------------------------------------------------------------------

    Values for other payment periods, ages or joint life combinations are available on request. Monthly payments are shown for each $1,000 applied.

                       TABLE FOR INCOME FOR A FIXED PERIOD

       Fixed                   Fixed                   Fixed
      Period    Monthly       Period    Monthly       Period    Monthly
    of Years     Income     of Years     Income     of Years     Income


       [5         17.95        14         7.28         23         5.00
        6         15.18        15         6.89         24         4.85
        7         13.20        16         6.54         25         4.72
        8         11.71        17         6.24         26         4.60
        9         10.56        18         5.98         27         4.49
       10          9.64        19         5.74         28         4.38
       11          8.88        20         5.53         29         4.28
       12          8.26        21         5.33         30         4.19]
       13          7.73        22         5.16



                            TABLE FOR INCOME FOR LIFE

                    Male/Female         Male/Female         Male/Female
    Age                10 Years            20 Years              Refund
                        Certain             Certain             Certain


    [50              $4.06/3.83          $3.96/3.77          $3.93/3.75
    55                4.43/4.14           4.25/4.05           4.25/4.03
    60                4.90/4.56           4.57/4.37           4.66/4.40
    65                5.51/5.10           4.90/4.73           5.12/4.83
    70                6.26/5.81           5.18/5.07           5.76/5.42
    75                7.11/6.70           5.38/5.33           6.58/6.19
    80                7.99/7.70           5.48/5.46           7.69/7.21
    85                8.72/8.59           5.52/5.51           8.72/8.59
    90                9.23/9.18           5.53/5.53         10.63/10.53]


GA-CA-1058                          3F